UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: June 14, 2011 (June 10, 2011)
(Date of earliest event reported)
IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1925 W. Field Court
Lake Forest, Illinois 60045
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.
On June 10, 2011, IDEX Corporation announced that it had completed its previously announced acquisition of CVI Melles Griot (“CVI”) for a purchase price of approximately $400 million, subject to closing adjustments. CVI is a global leader in the design and manufacture of precision photonic solutions used in the Life Sciences, Research, Semiconductor, Security and Defense markets.
A copy of the press release announcing the closing of the acquisition is attached as exhibit 99.1 hereto.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated June 10, 2011, issued by IDEX Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION
By:	/s/ Heath A. Mitts
Heath A. Mitts
Vice President and Chief Financial Officer

June 14, 2011

Exhibit Index

Exhibit
Number	Description
99.1	Press release dated June 10, 2011, issued by IDEX Corporation